UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 9, 2005

Power3 Medical Products, Inc.

(Exact name of registrant as specified in its charter)

New York	0-24921	65-0565144
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3400 Research Forest Drive, Suite B2-3
The Woodlands, Texas  77381

(Address of principal executive offices and zip code)

(281) 466-1600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

Power3 Medical Products, Inc. (“the Company” or “Power3”) is in the process of preparing a restatement of its unaudited consolidated financial statements for the six and nine months periods ending June 30, 2004 and September 30, 2004 respectively, and for its three month period ending March 31, 2005.   The Company is recharacterizing the accounting treatment of its May 18, 2004 transaction with Advanced BioChem as purchase accounting, in a related party transaction, rather than its previous accounting treatment as recapitalization, as in a reverse acquisition.  The Company intends to file amendments to its Quarterly Reports on Form 10-QSB and 10-QSB/A for the quarterly periods ending June 30, 2004, September 30, 2004 and March 31, 2005.  Item 4.02 contains additional information about adjustments to the financial results of the Company, and is incorporated herein by reference.

Item 4.02.	Non-Reliance on Previously Issued Financial Statements or a Related Audit
Report or Completed Interim Review

After completing an interim review in preparation for the issuance of the Form 10-QSB for the six month period ended June 30, 2005, the management and Board of Directors of Power3 concluded, on August 9, 2005 that the Company’s consolidated financial statements contained within the Company’s Quarterly Reports filed on Form 10-QSB and 10-QSB/A for the quarterly periods ended June 30, 2004, September 30, 2004 and March 31, 2005, should be restated, and that such previously filed financial statements should no longer be relied upon, as previously presented.  The Company intends to file amended consolidated financial statements for the aforementioned periods prior to, and contemporaneously with, the filing of its Form 10-KSB for year ended December 31, 2004 and its Quarterly Report on Form 10-QSB for the six month period ended June 30, 2005.

The management of Power3 does not believe the restatement constitutes a material restatement of its financial statements.  The restatement requires a recognition, in the Statement of Operations, of the difference in the historical cost of the assets acquired in the asset purchase transaction minus the liabilities assumed in the transaction and a timing difference in Net Loss recognized, between the 2nd and 3rd quarter of 2004, based on the effective date of contracts and agreements to issue shares relative to the asset purchase transaction of May 18, 2004.  In addition, the Statement of Operations will be restated to reflect the results of Power3 operations alone, rather than as previously displayed, with Advanced BioChem’s operating results, as a predecessor, under the previous accounting treatment of the May 18, 2004 acquisition.   In addition, the restatement results in a reclassification of the values reported in the Stockholder’s Deficit section of the Company’s balance sheet, with the resulting changes within the Stockholder’s Deficit section of the balance sheet of the Company.  The restatement is not expected to change the Total Assets, Total Liabilities or the total Stockholder’s Deficit reported for the Company for the three month periods ended June 30, 2004, September 30, 2004 or March 31, 2005.

The management of Power3, after considerable review, has determined that the facts of the asset purchase transaction were misinterpreted resulting in a misapplication of GAAP.   As a result of these corrections, management has recommended, and the Board of Directors has approved, the restatement of the asset acquisition transaction which occurred on May 18, 2004 for the financial statements included in the Form 10-QSB’s as filed for the quarterly periods ended June 30, 2004, September 30, 2004 and March 31, 2005.

Item 9.01                                             Financial Statements and Exhibits

(c)                                  Exhibits                                                      None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Power3 Medical Products, Inc.

	By:	/s/ Steven B.Rash
President & Chief Executive Officer

Date: August 12, 2005